Supplement dated March 13, 2025 to the Natixis Target Retirement Funds’ Summary

Prospectuses, Prospectus and Statement of Additional Information, each dated June 1, 2024, as may be revised or supplemented from time to time.

Natixis Target Retirement 2015 Fund®

Natixis Target Retirement 2020 Fund®

Natixis Target Retirement 2025 Fund®

Natixis Target Retirement 2030 Fund®

Natixis Target Retirement 2035 Fund®

Natixis Target Retirement 2040 Fund®

Natixis Target Retirement 2045 Fund®

Natixis Target Retirement 2050 Fund®

Natixis Target Retirement 2055 Fund®

Natixis Target Retirement 2060 Fund®

Natixis Target Retirement 2065 Fund®

(each a “Fund”, collectively the “Natixis Target Retirement Funds”)

On March 13, 2025, the Board of Trustees of Natixis Funds Trust IV (the “Trust”), on behalf of the Natixis Target Retirement Funds, upon the recommendation of each Fund’s adviser, Natixis Advisors, LLC, approved a Plan of Liquidation for each Fund pursuant to which each Fund will be liquidated (each, a “Liquidation”) on or about July 29, 2025 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on that date.

The proceeds from any redemptions will be the net asset value of the Fund’s shares after expenses and liabilities of such Fund have been paid or otherwise provided for. Each Fund may make one or more distributions of income and/or net capital gains to its shareholders on or prior to the Liquidation Date in order to eliminate Fund-level taxes.

On or before the Liquidation Date, each Fund’s affairs shall be wound up and its securities and other assets shall be sold for cash or cash equivalents. Each Fund shall have the authority to engage in such transactions as may be appropriate to its dissolution, winding up, liquidation, and termination. In connection with the Liquidation, a Fund may deviate from its investment strategies disclosed in the Prospectus. Each Fund intends to invest all of its assets in short-term cash equivalent securities starting in mid-July, to facilitate the payment of distributions, if required, and an orderly liquidation on or about July 29, 2025. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like other redemptions of shares and may result in a gain or loss for federal income tax purposes. If a Fund’s shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares.

At any time prior to the Liquidation Date, a Fund’s shareholders may redeem their respective Fund shares pursuant to the procedures set forth under “How to Redeem Shares” in the Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares” in the Prospectus. For federal income tax purposes, an exchange of a Fund’s shares for shares of another Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax adviser for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for shares of a Fund held in custodial accounts within an IRA, Roth IRA or plans such as SEP, SIMPLE, SARSEP or 403(b), or in certain other accounts, Natixis Distribution, LLC (“Natixis Distribution”) will exchange any shares remaining in the Fund on the Liquidation Date for shares of the Loomis Sayles Limited Term Government and Agency Fund at net asset value. Please refer to your plan documents or contact your plan administrator, plan sponsor, or other financial intermediary that maintains your account to determine whether the preceding sentence applies to you.

Effective March 13, 2025, Natixis Distribution will no longer accept investments in any Fund from new investors (subject to intermediary discretion). Effective July 21, 2025, Natixis Distribution will no longer accept additional investments in any Fund from current shareholders of such Fund, including additional investments through automatic or systematic investment plans.